 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 1998
                                                  REGISTRATION NUMBER 333-53533
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------
                           COGEN TECHNOLOGIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  4911                  76-0571474
     (STATE OR OTHER        (PRIMARY STANDARD        (I.R.S. EMPLOYER
     JURISDICTION OF           INDUSTRIAL           IDENTIFICATION NO.)
    INCORPORATION OR       CLASSIFICATION CODE
      ORGANIZATION)              NUMBER)

                           COGEN TECHNOLOGIES, INC.
                           711 LOUISIANA, 33RD FLOOR
                             HOUSTON, TEXAS 77002
                                 713/336-7700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           RICHARD A. LYDECKER, JR.
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           711 LOUISIANA, 33RD FLOOR
                             HOUSTON, TEXAS 77002
                                 713/336-7700
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
          CHARLES H. STILL                        JOSEPH A. COCO
     FULBRIGHT & JAWORSKI L.L.P.       SKADDEN, ARPS, SLATE, MEAGHER & FLOM
      1301 MCKINNEY, SUITE 5100                         LLP
      HOUSTON, TEXAS 77010-3095                  919 THIRD AVENUE
            713-/651-5151                     NEW YORK, NY 10022-3897
                                                   212/735-3000

                               ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTES

  This Amendment No. 2 to Registration Statement on Form S-1 has been filed solely to effect the filing of Exhibits 4.1, 10.4, 10.33, and 10.79 through 10.82.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The estimated expenses in connection with the Offering are:

   Securities and Exchange Commission Registration Fee................ $265,000
   NASD Filing Fee....................................................   30,500
   New York Stock Exchange Listing for Common Stock...................    *
   Legal Fees and Expenses............................................    *
   Accounting Fees and Expenses.......................................    *
   Printing Expenses..................................................    *
   Transfer Agent and Registrar Fees..................................    *
   Miscellaneous......................................................    *
                                                                       --------
     TOTAL............................................................ $  *
                                                                       ========

--------
 * To be provided by amendment.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Article Eighth of the Company's Certificate of Incorporation and Article X of the Companys Bylaws provide for mandatory indemnification to at least the extent specifically allowed by Section 145 of the General Corporation Law of the State of Delaware (the GCL).

  Pursuant to Section 145 of the GCL, the Company generally has the power to indemnify its current and former directors, officers, employees and agents against expenses and liabilities incurred by them in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner in which they reasonably believed to be, or not opposed to, the best interest of the Company, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. With respect to suits by or in the right of the Company, however, indemnification is generally limited to attorneys' fees and other expenses and is not available if such person is adjudged to be liable to the Registrant unless the court determines that indemnification is appropriate. The statute expressly provides that the power to indemnify authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Company also has the power to purchase and maintain insurance for such persons.

  The above discussion of the Company's Certificate of Incorporation and Bylaws and Section 145 of the GCL is not intended to be exhaustive and is qualified in its entirety by such document and statute.

  Directors and Officers are insured at the Company's expense, against certain liabilities which might arise out of their employment and which are not subject to indemnification under the Bylaws.

  Reference is made to the form of Underwriting Agreement, filed as Exhibit
1.1 hereto, which contains provisions for indemnification of the Company, its directors, officers and any controlling persons by the Underwriters against certain liabilities for information furnished by the Underwriters.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  In connection with the organization of the Company, in May 1998 an aggregate of 1,000 shares of Common Stock were issued to the McNair Interests and the Minority Interests pursuant to Section 4(2) of the Securities Act of 1993, as amended.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    +1.1    Form of Underwriting Agreement.
    +3.1    Certificate of Incorporation.
    +3.2    Bylaws.
     4.1    Form of Common Stock Certificate.
    +4.2    See Exhibits 3.1 and 3.2 hereto for provisions of the Certificate of Incorporation and Bylaws of Cogen defining the rights of the holders of Common Stock.
    +4.3    Indenture dated        , between Cogen Technologies, Inc. and
                      , as Trustee.
    +4.4    Rights Agreement dated as of      , 1998, between Cogen
            Technologies, Inc. and          , as Rights Agent, which includes
            as exhibits, the form of Right Certificate and the Summary of
            Rights to Purchase Common Shares.
    +5.1    Opinion of Fulbright & Jaworski L.L.P.
   *10.1    Power Purchase Agreement dated April 14, 1989 between Consolidated
            Edison Company of New York, Inc. and Cogen Technologies, Inc.
   *10.2    First Amendment dated September 19, 1990 to Power Purchase
            Agreement dated April 14, 1989 between Consolidated Edison Company of New York, Inc. and Cogen Technologies, Inc.
   *10.3    Second Amendment dated December 22, 1993 to Power Purchase
            Agreement dated April 14, 1989 between Consolidated Edison Company of New York, Inc. and Cogen Technologies, Inc.
    10.4    Gas Service Agreement between Cogen Technologies Linden Venture,
            L.P. and Public Service Electric and Gas Company and Elizabethtown
            Gas Company dated July 13, 1990 (Confidential Treatment for certain provisions of this agreement has been requested pursuant to Rule
            406 under the Securities Act).
   *10.5    Agreement between Cogen Technologies Linden Venture, L.P. and Exxon
            Corporation for the Sale of Steam dated August 1, 1990.
   *10.6    Backup Fuel Storage and Supply Agreement between Cogen Technologies
            Linden Venture, L.P. and Exxon Corporation dated October 4, 1991.
   *10.7    Ground Lease Agreement between Cogen Technologies Linden Venture,
            L.P. and Exxon Corporation dated August 1, 1990.
   *10.8    Operation and Maintenance Agreement by and between Cogen
            Technologies Linden Venture, L.P. and General Electric Company
            dated June 6, 1997.
   *10.9    Amended and Restated Term Loan Agreement, dated as of September 15,
            1992, between Cogen Technologies Linden, Ltd. and State Street Bank
            and Trust Company of Connecticut, National Association, as Trustee.
   *10.10   First Amendment, dated April 30, 1993, to the Amended and Restated
            Term Loan Agreement, dated as of September 15, 1992, between Cogen
            Technologies Linden, Ltd. and State Street Bank and Trust Company
            of Connecticut, National Association, as Trustee.
   *10.11   Amended and Restated Agreement of Limited Partnership of Cogen
            Technologies Linden Venture, L.P., dated as of September 15, 1992.
   *10.12   First Amendment, dated April 30, 1993, to the Amended and Restated
            Agreement of Limited Partnership of Cogen Technologies Linden
            Venture, L.P., dated as of September 15, 1992.
   *10.13   Agreement of Limited Partnership of Cogen Technologies Linden,
            Ltd., effective as of June 28, 1989.
   *10.14   First Amendment, dated as of February 14, 1990, to the Agreement of
            Limited Partnership of Cogen Technologies Linden, Ltd.
   *10.15   Second Amendment, dated as of July 31, 1990, to the Agreement of
            Limited Partnership of Cogen Technologies Linden, Ltd.
   *10.16   Easement Agreement dated June 21, 1991 among Cogen Technologies
            Linden Venture, L.P., Texas Eastern Cryogenics, Inc., Texas Eastern
            Transmission Corporation and Houston Center Corporation and
            Assignment and Conveyance dated December 22, 1993.

   *10.17   Amended and Restated Security Deposit Agreement and Escrow
            Agreement dated as of September 17, 1992 among Cogen Technologies
            Linden Venture, L.P., Cogen Technologies Linden, Ltd., State Street
            Bank and Trust Company of Connecticut as Limited Partner and as
            Lender and Midatlantic National Bank, as amended by Amendment dated
            April 30, 1993.
   *10.18   Promissory note dated May 22, 1986 by Cogen Technologies N.J., Inc.
            in favor of Bayonne Industries, Inc.
   *10.19   Assignment and Security agreement dated February 15, 1990 between
            Cogen Technologies Linden, Ltd. and General Electric Power Funding
            Corporation.
   *10.20   Collateral Agency Agreement dated as of February 15, 1990 between
            Cogen Technologies Linden, Ltd. and General Electric Power Funding
            Corporation.
   *10.21 Firm Gas Purchase and Sale Agreement and Performance Guarantee between Cogen Technologies Linden Venture, L.P. and Anadarko Energy
            Services Company dated July 1, 1997.
   *10.22   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Engage Energy US, L.P. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. and The
            Coastal Corporation dated July 1, 1997.
   *10.23   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Columbia Energy Services Corporation and
            Guaranty Agreement between Cogen Technologies Linden Venture, L.P.
            and Columbia Gas Systems Corporation dated July 1, 1997.
   *10.24   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Sonat Marketing Company L.P. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. Sonat,
            Inc. dated July 1, 1997.
   *10.25   Amended and Restated Firm Gas Purchase and Sale Agreement between
            Cogen Technologies Linden Venture, L.P. and Texaco Natural Gas Inc.
            and Guaranty Agreement between Cogen Technologies Linden Venture,
            L.P. and Texaco Exploration and Production Inc. dated July 1, 1997.
   *10.26   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Vastar Gas Marketing, Inc. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. and
            Vastar Resources, Inc. dated July 1, 1997.
   *10.27   Letter of Credit and Reimbursement Agreement dated as of September
            17, 1992 between Cogen Technologies Linden Venture, L.P. and
            General Electric Capital Corporation.
   *10.28   Firm Gas Purchase and Sale Agreement between Camden Cogen, L.P. and
            Columbia Energy Services Corporation and Guaranty Agreement between
            Camden Cogen, L.P. and Columbia Gas Systems Corporation dated July
            1, 1997.
   *10.29   Firm Gas Purchase and Sale Agreement between Camden Cogen, L.P. and
            Texaco Natural Gas Inc. and Guaranty Agreement between Camden
            Cogen, L.P. and Texaco Exploration and Production Inc. dated July
            1, 1997.
   *10.30 Power Purchase and Interconnection Agreement, dated April 15, 1988, between Public Service Electric and Gas Company and Camden Cogen,
            L.P.
   *10.31   First Amendment, dated June 12, 1990, to the Power Purchase and
            Interconnection Agreement, dated April 15, 1988, between Public
            Service Electric and Gas Company and Camden Cogen, L.P.
   *10.32   Second Amendment, dated August 31, 1990, to the Power Purchase and
            Interconnection Agreement, dated April 15, 1988, between Public
            Service Electric and Gas Company and Camden Cogen, L.P.
    10.33   Gas Service Agreement, dated May 15, 1991, between Camden Cogen
            L.P. and Public Service Electric and Gas Company (Confidential
            Treatment for certain provisions of this agreement has been requested pursuant to Rule 406 under the Securities Act).
   *10.34   First Amendment, dated November 1, 1991, to the Gas Service
            Agreement dated May 15, 1991 between Camden Cogen L.P. and Public
            Service Electric and Gas Company.
   *10.35   Energy Purchase Agreement, dated December 18, 1989, between Camden
            Cogen, L.P. and Camden Paperboard Corporation.
   *10.36 Amendment and Restatement dated as of April 1, 1993 of the Construction and Term Loan Agreement dated as of February 4, 1992 among Camden Cogen, PL.P. and General Electric Capital Corporation, et al.

   *10.37   Amendment No. 1 dated as of December 22, 1993 to the Amendment and
            Restated dated as of April 1, 1993 of the Construction and Term
            Loan Agreement dated as of February 4, 1992 among Camden Cogen
            PL.P. and General Electric Capital Corporation, et al.
   *10.38 Term Loan Agreement, dated as of the Conformed Agreement Date, among Cogen Technologies Camden GP Limited Partnership and General
            Electric Capital Corporation.
   *10.39   Amendment No. 1 dated as of April 1, 1993 to the Term Loan
            Agreement, dated as of the Conformed Agreement Date, among Cogen
            Technologies Camden GP Limited Partnership and General Electric
            Capital Corporation.
   *10.40   Agreement of Limited Partnership of Cogen Technologies Camden GP
            Limited Partnership, dated as of July 26, 1991.
   *10.41   First Amendment, dated December 1, 1991, to the Agreement of
            Limited Partnership of Cogen Technologies Camden GP Limited
            Partnership, dated as of July 26, 1991.
   *10.42   Amended and Restated Agreement of Limited Partnership of Camden
            Cogen L.P., dated as of February 9, 1993.
   *10.43   Amendment No. 1 dated as of April 1, 1993 to the Amended and
            Restated Agreement of Limited Partnership of Camden Cogen L.P., dated as of February 9, 1993.
   *10.44   Amendment No. 2 dated as of December 22, 1993 to the Amended and
            Restated Agreement of Limited Partnership of Camden Cogen L.P., dated as of February 9, 1993.
   *10.45   Operation and Maintenance Agreement by and between Camden Cogen
            L.P. and General Electric Company dated June 6, 1997.
   *10.46   Mortgage dated February 4, 1992 between General Electric Capital
            Corporation and Camden Cogen, L.P., as amended by First Amendment to Mortgage dated April 19, 1993 and Assignment of Mortgage dated
            December 22, 1993.
   *10.47   Second Amended and Restated Security Deposit Agreement dated
            December 22, 1993 between Bank of Tokyo Trust Company, Toronto
            Dominion Bank Trust Company, Camden Cogen, L.P., General Electric
            Capital Corporation and Cogen Technologies Camden GP Limited
            Partnership and Successor Security Deposit Agreement dated December
            22, 1993.
   *10.48   Security Agreement dated as of the Conformed Agreement Date between
            General Electric Capital Corporation and Camden Cogen, L.P.,
            Amendment No. 1 dated April 1, 1993 and Amendment No. 2 dated
            December 22, 1993.
   *10.49   Pledge and Security Agreement dated as of the Conformed Agreement
            Date between General Electric Capital Corporation and Cogen
            Technologies Camden Inc., Amendment No. 1 dated April 1, 1993 and
            Amendment No. 2 dated December 22, 1993.
   *10.50   Mortgage from Camden Cogen L.P., Mortgagor, to General Electric
            Power Funding Corporation, Mortgagee, Dated as of February 4, 1992.
   *10.51   Second Mortgage from Camden Cogen L.P., Mortgagor, to Public
            Service Electric and Gas Company, Mortgagee, Dated as of February
            4, 1992.
   *10.52   Interest Rate and Currency Exchange Agreement dated April 1, 1993
            General Electric Capital Corporation and Camden Cogen, L.P.,
            Confirmation Letter dated April 1, 1993 and Amendment No. 1 dated
            December 22, 1993.
   *10.53 Firm Gas Purchase and Sale Agreement and Performance Guarantee between Camden Cogen, L.P. and Anadarko Energy Services Company dated July 1, 1997.
   *10.54 Agreement for the Sale of Steam and Electricity dated June 13, 1985 between IMTT-Bayonne and Cogen Technologies NJ, Inc., as amended by Amendment dated May 26, 1986 and Consent to Assignment dated
            December 15, 1988.
   *10.55   Agreement for the Sale of Steam between Cogen Technologies NJ
            Venture and Exxon Company U.S.A., as amended by Amendment dated
            August 21, 1988.

   *10.56 Letter Agreement for Gas Service between Public Service Electric and Gas Company and Cogen Technologies NJ Venture dated October 10,
            1986.
   *10.57   Water Supply Agreement between the City of Bayonne and Cogen
            Technologies NJ Venture dated June 1, 1988.
   *10.58 Lease Agreement between Bayonne Industries, Inc. and IMTT-Bayonne and Cogen Technologies NJ Venture dated October 18, 1986.
   *10.59   Easement from Bayonne Industries, Inc. and IMTT-Bayonne to Cogen
            Technologies NJ Venture dated October 20, 1986, as amended by
            Amendment dated December 15, 1988.
   *10.60   Power Purchase and Operations Coordination Agreement between Public
            Service Electric and Gas Company and Cogen Technologies NJ Venture dated June 5, 1989.
   *10.61   Agreement for Purchase of Electric Power between Cogen Technologies
            NJ Inc. and Jersey Central Power & Light Company dated October 29,
            1985.
   *10.62   Amendment dated September 5, 1986 to Agreement for Purchase of
            Electric Power between Cogen Technologies NJ Inc. and Jersey
            Central Power & Light Company dated October 29, 1985.
   *10.63   Amendment dated August 1, 1988 to Agreement for Purchase of
            Electric Power between Cogen Technologies NJ Inc. and Jersey
            Central Power & Light Company dated October 28, 1985.
   *10.64   Operation and Maintenance Agreement by and between Cogen
            Technologies NJ Venture and General Electric Company dated June 6,
            1997.
   *10.65   Revised Transmission Service and Interconnection Agreement between
            Public Service Electric and Gas Company and Cogen Technologies NJ
            Venture dated April 27, 1987.
   *10.66   Term Loan Agreement dated as of November 1, 1987 between Cogen
            Technologies NJ Venture and The Prudential Insurance Company of
            America.
   *10.67 First Amendment dated December 15, 1988 to the Term Loan Agreement dated as of November 1, 1987 between Cogen Technologies NJ Venture and The Prudential Insurance Company of America.
   *10.68 Second Amendment dated July 31, 1996 to the Term Loan Agreement dated as of November 1, 1987 between Cogen Technologies NJ Venture and The Prudential Insurance Company of America.
   *10.69   $5,000,000 Revolving Credit Loan Agreement dated as of December 19,
            1996 by and between Cogen Technologies NJ Venture and Southwest
            Bank of Texas, N.A.
   *10.70   First Amendment dated December 19, 1997 to the $5,000,000 Revolving
            Credit Loan dated as of December 19, 1996 by and between Cogen
            Technologies NJ Venture and Southwest Bank of Texas, N.A.
   *10.71   Amended and Restated Joint Venture Agreement of Cogen Technologies
            NJ Venture dated August 12, 1986.
   *10.72   Option Agreement between Bayonne Industries, Inc. and Cogen
            Technologies NJ, Inc. dated May 22, 1986.
   *10.73   Purchase and Sale Agreement among Bayonne Industries, Inc., IMTT-
            Bayonne and Cogen Technologies NJ, Inc. dated May 22, 1986.
   *10.74   Steam Producing Facilities Lease Agreement between Cogen
            Technologies NJ, Inc. and IMTT-Bayonne dated May 22, 1986 and
            Consent to Assignment dated May 22, 1986.
   *10.75   Mortgage and Security Agreement between The Prudential Insurance
            Company of America and Cogen Technologies NJ Venture dated December
            15, 1988.
   *10.76   Security Agreement and Assignment between The Prudential Insurance
            Company of America and Cogen Technologies NJ Venture dated December
            15, 1988, as amended by Amendment dated April 22, 1995 and Waiver dated July 28, 1995.
   *10.77   Disbursement and Security Agreement between The Prudential
            Insurance Company of America, Midatlantic National Bank and Cogen
            Technologies NJ Venture dated December 15, 1988, as amended by
            Amendment dated February 9, 1989.
   *10.78   Kerosene Fuel Storage Agreement dated May 5, 1994 between IMTT-
            Bayonne and Cogen Technologies NJ Venture.

    10.79   Assignment and Security Agreement, dated February 4, 1992, made by
            Cogen Technologies Camden GP Limited Partnership in favor of
            General Electric Capital Corporation.
    10.80   Pledge and Security Agreement, dated as of the Conformed Agreement
            Date, made by Cogen Technologies Camden, Inc. in favor of General
            Electric Capital Corporation.
    10.81   Management Services Agreement dated effective as of September 1,
            1989 by and between Cogen Technologies NJ, Inc., Cogen Technologies
            Management Company and Robert C. McNair.
    10.82   Assignment and Assumption Agreement between Cogen Technologies
            Management Company and Cogen Technologies Management Services,
            L.P., with respect to Management Services Agreement dated effective as of September 1, 1989 by and between Cogen Technologies NJ, Inc.,
            Cogen Technologies Management Company and Robert C. McNair.
   *12.1    Computation of Ratio of Earnings to Fixed Charges.
   +21.1    Subsidiaries of the Company.
   *23.1    Consent of Arthur Andersen LLP
   +23.3    Consent of Fulbright & Jaworski L.L.P. (contained in Exhibit 5.1).
   *24.1    Power-of-attorney.

--------
* Previously filed
+ To be filed by amendment.

  As permitted by Item 601(b)(4) of Regulation S-K, the Company has not filed with this Registration Statement certain instruments defining the rights of holders of long-term debt of the Company, if any, because the total amount of securities authorized under any of such instruments does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis. The Company agrees to furnish a copy of any such agreements to the Securities and Exchange Commission upon request.

  (b) Financial Statement Schedules: None.

ITEM 17. UNDERTAKINGS.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned Company hereby undertakes to provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

  The undersigned Company hereby undertakes that:

  (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 424(b)(1) or
      (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

  (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on the 24th day of August, 1998.

                                          Cogen Technologies, Inc.
                                          (Registrant)

                                          By:     /s/ Robert C. McNair
                                             ----------------------------------

                                                     ROBERT C. MCNAIR
                                                   Chairman of the Board
                                                and Chief Executive Officer


  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                      TITLE                   DATE

       /s/ Robert C. McNair          Chairman of the
-----------------------------------   Board, Chief            August 24, 1998
         ROBERT C. MCNAIR             Executive Officer
                                      and Director
                                      (Principal
                                      Executive Officer)

   /s/ Richard A. Lydecker, Jr.      Senior Vice
-----------------------------------   President and Chief     August 24, 1998
     RICHARD A. LYDECKER, JR.         Financial Officer
                                      (Principal
                                      Financial and
                                      Accounting Officer)


              *                      Director                 August 24, 1998
-----------------------------------
       PHILIP J. BURGUIERES


              *                      Director                 August 24, 1998
-----------------------------------
        ERNEST H. COCKRELL


              *                      Director                 August 24, 1998
-----------------------------------
          MALCOLM GILLIS

                                     Director
-----------------------------------
      CHARLES BERDON LAWRENCE


              *                      Director                 August 24, 1998
-----------------------------------
     CONSTANTINE S. NICANDROS

*By: Richard A. Lydecker, Jr.
-----------------------------------

   RICHARD A. LYDECKER, JR.

     As Attorney-in-Fact

                             INDEX TO EXHIBITS

    +1.1    Form of Underwriting Agreement.
    +3.1    Certificate of Incorporation.
    +3.2    Bylaws.
     4.1    Form of Common Stock Certificate.
    +4.2    See Exhibits 3.1 and 3.2 hereto for provisions of the Certificate of Incorporation and Bylaws of Cogen defining the rights of the holders of Common Stock.
    +4.3    Indenture dated        , between Cogen Technologies, Inc. and
                      , as Trustee.
    +4.4    Rights Agreement dated as of      , 1998, between Cogen
            Technologies, Inc. and          , as Rights Agent, which includes
            as exhibits, the form of Right Certificate and the Summary of
            Rights to Purchase Common Shares.
    +5.1    Opinion of Fulbright & Jaworski L.L.P.
   *10.1    Power Purchase Agreement dated April 14, 1989 between Consolidated
            Edison Company of New York, Inc. and Cogen Technologies, Inc.
   *10.2    First Amendment dated September 19, 1990 to Power Purchase
            Agreement dated April 14, 1989 between Consolidated Edison Company of New York, Inc. and Cogen Technologies, Inc.
   *10.3    Second Amendment dated December 22, 1993 to Power Purchase
            Agreement dated April 14, 1989 between Consolidated Edison Company of New York, Inc. and Cogen Technologies, Inc.
    10.4    Gas Service Agreement between Cogen Technologies Linden Venture,
            L.P. and Public Service Electric and Gas Company and Elizabethtown
            Gas Company dated July 13, 1990 (Confidential Treatment for certain provisions of this agreement has been requested pursuant to Rule
            406 under the Securities Act)
   *10.5    Agreement between Cogen Technologies Linden Venture, L.P. and Exxon
            Corporation for the Sale of Steam dated August 1, 1990.
   *10.6    Backup Fuel Storage and Supply Agreement between Cogen Technologies
            Linden Venture, L.P. and Exxon Corporation dated October 4, 1991.
   *10.7    Ground Lease Agreement between Cogen Technologies Linden Venture,
            L.P. and Exxon Corporation dated August 1, 1990.
   *10.8    Operation and Maintenance Agreement by and between Cogen
            Technologies Linden Venture, L.P. and General Electric Company
            dated June 6, 1997.
   *10.9    Amended and Restated Term Loan Agreement, dated as of September 15,
            1992, between Cogen Technologies Linden, Ltd. and State Street Bank
            and Trust Company of Connecticut, National Association, as Trustee.
   *10.10   First Amendment, dated April 30, 1993, to the Amended and Restated
            Term Loan Agreement, dated as of September 15, 1992, between Cogen
            Technologies Linden, Ltd. and State Street Bank and Trust Company
            of Connecticut, National Association, as Trustee.
   *10.11   Amended and Restated Agreement of Limited Partnership of Cogen
            Technologies Linden Venture, L.P., dated as of September 15, 1992.
   *10.12   First Amendment, dated April 30, 1993, to the Amended and Restated
            Agreement of Limited Partnership of Cogen Technologies Linden
            Venture, L.P., dated as of September 15, 1992.
   *10.13   Agreement of Limited Partnership of Cogen Technologies Linden,
            Ltd., effective as of June 28, 1989.
   *10.14   First Amendment, dated as of February 14, 1990, to the Agreement of
            Limited Partnership of Cogen Technologies Linden, Ltd.
   *10.15   Second Amendment, dated as of July 31, 1990, to the Agreement of
            Limited Partnership of Cogen Technologies Linden, Ltd.
   *10.16   Easement Agreement dated June 21, 1991 among Cogen Technologies
            Linden Venture, L.P., Texas Eastern Cryogenics, Inc., Texas Eastern
            Transmission Corporation and Houston Center Corporation and
            Assignment and Conveyance dated December 22, 1993.
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   *10.17   Amended and Restated Security Deposit Agreement and Escrow
            Agreement dated as of September 17, 1992 among Cogen Technologies
            Linden Venture, L.P., Cogen Technologies Linden, Ltd., State Street
            Bank and Trust Company of Connecticut as Limited Partner and as
            Lender and Midatlantic National Bank, as amended by Amendment dated
            April 30, 1993.
   *10.18   Promissory note dated May 22, 1986 by Cogen Technologies N.J., Inc.
            in favor of Bayonne Industries, Inc.
   *10.19   Assignment and Security agreement dated February 15, 1990 between
            Cogen Technologies Linden, Ltd. and General Electric Power Funding
            Corporation.
   *10.20   Collateral Agency Agreement dated as of February 15, 1990 between
            Cogen Technologies Linden, Ltd. and General Electric Power Funding
            Corporation.
   *10.21   Firm Gas Purchase and Sale Agreement and Performance Guarantee
            between Cogen Technologies Linden Venture, L.P. and Anadarko Energy
            Services Company dated July 1, 1997.
   *10.22   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Engage Energy US, L.P. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. and The
            Coastal Corporation dated July 1, 1997.
   *10.23   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Columbia Energy Services Corporation and
            Guaranty Agreement between Cogen Technologies Linden Venture, L.P.
            and Columbia Gas Systems Corporation dated July 1, 1997.
   *10.24   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Sonat Marketing Company L.P. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. Sonat,
            Inc. dated July 1, 1997.
   *10.25   Amended and Restated Firm Gas Purchase and Sale Agreement between
            Cogen Technologies Linden Venture, L.P. and Texaco Natural Gas Inc.
            and Guaranty Agreement between Cogen Technologies Linden Venture,
            L.P. and Texaco Exploration and Production Inc. dated July 1, 1997.
   *10.26   Firm Gas Purchase and Sale Agreement between Cogen Technologies
            Linden Venture, L.P. and Vastar Gas Marketing, Inc. and Guaranty
            Agreement between Cogen Technologies Linden Venture, L.P. and
            Vastar Resources, Inc. dated July 1, 1997.
   *10.27   Letter of Credit and Reimbursement Agreement dated as of September
            17, 1992 between Cogen Technologies Linden Venture, L.P. and
            General Electric Capital Corporation.
   *10.28   Firm Gas Purchase and Sale Agreement between Camden Cogen, L.P. and
            Columbia Energy Services Corporation and Guaranty Agreement between
            Camden Cogen, L.P. and Columbia Gas Systems Corporation dated July
            1, 1997.
   *10.29   Firm Gas Purchase and Sale Agreement between Camden Cogen, L.P. and
            Texaco Natural Gas Inc. and Guaranty Agreement between Camden
            Cogen, L.P. and Texaco Exploration and Production Inc. dated July
            1, 1997.
   *10.30   Power Purchase and Interconnection Agreement, dated April 15, 1988, between Public Service Electric and Gas Company and Camden Cogen,
            L.P.
   *10.31   First Amendment, dated June 12, 1990, to the Power Purchase and
            Interconnection Agreement, dated April 15, 1988, between Public
            Service Electric and Gas Company and Camden Cogen, L.P.
   *10.32   Second Amendment, dated August 31, 1990, to the Power Purchase and
            Interconnection Agreement, dated April 15, 1988, between Public
            Service Electric and Gas Company and Camden Cogen, L.P.
    10.33   Gas Service Agreement, dated May 15, 1991, between Camden Cogen
            L.P. and Public Service Electric and Gas Company (Confidential
            Treatment for certain provisions of this agreement has been requested pursuant to Rule 406 under the Securities Act).
   *10.34   First Amendment, dated November 1, 1991, to the Gas Service
            Agreement dated May 15, 1991 between Camden Cogen L.P. and Public
            Service Electric and Gas Company.
   *10.35   Energy Purchase Agreement, dated December 18, 1989, between Camden
            Cogen, L.P. and Camden Paperboard Corporation.
   *10.36   Amendment and Restatement dated as of April 1, 1993 of the
            Construction and Term Loan Agreement dated as of February 4, 1992 among Camden Cogen, PL.P. and General Electric Capital Corporation,
            et al.
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   *10.37   Amendment No. 1 dated as of December 22, 1993 to the Amendment and
            Restated dated as of April 1, 1993 of the Construction and Term
            Loan Agreement dated as of February 4, 1992 among Camden Cogen
            PL.P. and General Electric Capital Corporation, et al.
   *10.38   Term Loan Agreement, dated as of the Conformed Agreement Date, among Cogen Technologies Camden GP Limited Partnership and General
            Electric Capital Corporation.
   *10.39   Amendment No. 1 dated as of April 1, 1993 to the Term Loan
            Agreement, dated as of the Conformed Agreement Date, among Cogen
            Technologies Camden GP Limited Partnership and General Electric
            Capital Corporation.
   *10.40   Agreement of Limited Partnership of Cogen Technologies Camden GP
            Limited Partnership, dated as of July 26, 1991.
   *10.41   First Amendment, dated December 1, 1991, to the Agreement of
            Limited Partnership of Cogen Technologies Camden GP Limited
            Partnership, dated as of July 26, 1991.
   *10.42   Amended and Restated Agreement of Limited Partnership of Camden
            Cogen L.P., dated as of February 9, 1993.
   *10.43   Amendment No. 1 dated as of April 1, 1993 to the Amended and
            Restated Agreement of Limited Partnership of Camden Cogen L.P.,
            dated as of February 9, 1993.
   *10.44   Amendment No. 2 dated as of December 22, 1993 to the Amended and
            Restated Agreement of Limited Partnership of Camden Cogen L.P.,
            dated as of February 9, 1993.
   *10.45   Operation and Maintenance Agreement by and between Camden Cogen
            L.P. and General Electric Company dated June 6, 1997.
   *10.46   Mortgage dated February 4, 1992 between General Electric Capital
            Corporation and Camden Cogen, L.P., as amended by First Amendment to Mortgage dated April 19, 1993 and Assignment of Mortgage dated
            December 22, 1993.
   *10.47   Second Amended and Restated Security Deposit Agreement dated
            December 22, 1993 between Bank of Tokyo Trust Company, Toronto
            Dominion Bank Trust Company, Camden Cogen, L.P., General Electric
            Capital Corporation and Cogen Technologies Camden GP Limited
            Partnership and Successor Security Deposit Agreement dated December
            22, 1993.
   *10.48   Security Agreement dated as of the Conformed Agreement Date between
            General Electric Capital Corporation and Camden Cogen, L.P.,
            Amendment No. 1 dated April 1, 1993 and Amendment No. 2 dated
            December 22, 1993.
   *10.49   Pledge and Security Agreement dated as of the Conformed Agreement
            Date between General Electric Capital Corporation and Cogen
            Technologies Camden Inc., Amendment No. 1 dated April 1, 1993 and
            Amendment No. 2 dated December 22, 1993.
   *10.50   Mortgage from Camden Cogen L.P., Mortgagor, to General Electric
            Power Funding Corporation, Mortgagee, Dated as of February 4, 1992.
   *10.51   Second Mortgage from Camden Cogen L.P., Mortgagor, to Public
            Service Electric and Gas Company, Mortgagee, Dated as of February
            4, 1992.
   *10.52   Interest Rate and Currency Exchange Agreement dated April 1, 1993
            General Electric Capital Corporation and Camden Cogen, L.P.,
            Confirmation Letter dated April 1, 1993 and Amendment No. 1 dated
            December 22, 1993.
   *10.53   Firm Gas Purchase and Sale Agreement and Performance Guarantee
            between Camden Cogen, L.P. and Anadarko Energy Services Company
            dated July 1, 1997.
   *10.54   Agreement for the Sale of Steam and Electricity dated June 13, 1985 between IMTT-Bayonne and Cogen Technologies NJ, Inc., as amended by
            Amendment dated May 26, 1986 and Consent to Assignment dated
            December 15, 1988.
   *10.55   Agreement for the Sale of Steam between Cogen Technologies NJ
            Venture and Exxon Company U.S.A., as amended by Amendment dated
            August 21, 1988.
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   *10.56   Letter Agreement for Gas Service between Public Service Electric and Gas Company and Cogen Technologies NJ Venture dated October 10,
            1986.
   *10.57   Water Supply Agreement between the City of Bayonne and Cogen
            Technologies NJ Venture dated June 1, 1988.
   *10.58   Lease Agreement between Bayonne Industries, Inc. and IMTT-Bayonne and Cogen Technologies NJ Venture dated October 18, 1986.
   *10.59   Easement from Bayonne Industries, Inc. and IMTT-Bayonne to Cogen
            Technologies NJ Venture dated October 20, 1986, as amended by
            Amendment dated December 15, 1988.
   *10.60   Power Purchase and Operations Coordination Agreement between Public
            Service Electric and Gas Company and Cogen Technologies NJ Venture
            dated June 5, 1989.
   *10.61   Agreement for Purchase of Electric Power between Cogen Technologies
            NJ Inc. and Jersey Central Power & Light Company dated October 29,
            1985.
   *10.62   Amendment dated September 5, 1986 to Agreement for Purchase of
            Electric Power between Cogen Technologies NJ Inc. and Jersey
            Central Power & Light Company dated October 29, 1985.
   *10.63   Amendment dated August 1, 1988 to Agreement for Purchase of
            Electric Power between Cogen Technologies NJ Inc. and Jersey
            Central Power & Light Company dated October 28, 1985.
   *10.64   Operation and Maintenance Agreement by and between Cogen
            Technologies NJ Venture and General Electric Company dated June 6,
            1997.
   *10.65   Revised Transmission Service and Interconnection Agreement between
            Public Service Electric and Gas Company and Cogen Technologies NJ
            Venture dated April 27, 1987.
   *10.66   Term Loan Agreement dated as of November 1, 1987 between Cogen
            Technologies NJ Venture and The Prudential Insurance Company of
            America.
   *10.67   First Amendment dated December 15, 1988 to the Term Loan Agreement dated as of November 1, 1987 between Cogen Technologies NJ Venture and The Prudential Insurance Company of America.
   *10.68   Second Amendment dated July 31, 1996 to the Term Loan Agreement dated as of November 1, 1987 between Cogen Technologies NJ Venture and The Prudential Insurance Company of America.
   *10.69   $5,000,000 Revolving Credit Loan Agreement dated as of December 19,
            1996 by and between Cogen Technologies NJ Venture and Southwest
            Bank of Texas, N.A.
   *10.70   First Amendment dated December 19, 1997 to the $5,000,000 Revolving
            Credit Loan dated as of December 19, 1996 by and between Cogen
            Technologies NJ Venture and Southwest Bank of Texas, N.A.
   *10.71   Amended and Restated Joint Venture Agreement of Cogen Technologies
            NJ Venture dated August 12, 1986.
   *10.72   Option Agreement between Bayonne Industries, Inc. and Cogen
            Technologies NJ, Inc. dated May 22, 1986.
   *10.73   Purchase and Sale Agreement among Bayonne Industries, Inc., IMTT-
            Bayonne and Cogen Technologies NJ, Inc. dated May 22, 1986.
   *10.74   Steam Producing Facilities Lease Agreement between Cogen
            Technologies NJ, Inc. and IMTT-Bayonne dated May 22, 1986 and
            Consent to Assignment dated May 22, 1986.
   *10.75   Mortgage and Security Agreement between The Prudential Insurance
            Company of America and Cogen Technologies NJ Venture dated December
            15, 1988.
   *10.76   Security Agreement and Assignment between The Prudential Insurance
            Company of America and Cogen Technologies NJ Venture dated December
            15, 1988, as amended by Amendment dated April 22, 1995 and Waiver dated July 28, 1995.
   *10.77   Disbursement and Security Agreement between The Prudential
            Insurance Company of America, Midatlantic National Bank and Cogen
            Technologies NJ Venture dated December 15, 1988, as amended by
            Amendment dated February 9, 1989.
   *10.78   Kerosene Fuel Storage Agreement dated May 5, 1994 between IMTT-
            Bayonne and Cogen Technologies NJ Venture.
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    10.79   Assignment and Security Agreement, dated February 4, 1992, made by
            Cogen Technologies Camden GP Limited Partnership in favor of
            General Electric Capital Corporation.
    10.80   Pledge and Security Agreement, dated as of the Conformed Agreement
            Date, made by Cogen Technologies Camden, Inc. in favor of General
            Electric Capital Corporation.
    10.81   Management Services Agreement dated effective as of September 1,
            1989 by and between Cogen Technologies NJ, Inc., Cogen Technologies
            Management Company and Robert C. McNair.
    10.82   Assignment and Assumption Agreement between Cogen Technologies
            Management Company and Cogen Technologies Management Services,
            L.P., with respect to Management Services Agreement dated effective as of September 1, 1989 by and between Cogen Technologies NJ, Inc.,
            Cogen Technologies Management Company and Robert C. McNair.
   *12.1    Computation of Ratio of Earnings to Fixed Charges.
   +21.1    Subsidiaries of the Company.
   *23.1    Consent of Arthur Andersen LLP
   +23.3    Consent of Fulbright & Jaworski L.L.P. (contained in Exhibit 5.1).
   *24.1    Power-of-attorney.

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* Previously filed
+ To be filed by amendment.